EXHIBIT 99.2

SECOND AMENDED AND RESTATED CREDIT
AND GUARANTY AGREEMENT

SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this "Amended and Restated DIP Credit Agreement") dated as of May       , 2004 among UCA LLC, CENTURY CABLE HOLDINGS, LLC, CENTURY-TCI CALIFORNIA, L.P., OLYMPUS CABLE HOLDINGS, LLC, PARNASSOS, L.P., FRONTIERVISION OPERATING PARTNERS, L.P., ACC INVESTMENT HOLDINGS, INC., ARAHOVA COMMUNICATIONS, INC., and ADELPHIA CALIFORNIA CABLEVISION, LLC, as BORROWERS, the GUARANTORS listed on Annex B to the Existing DIP Credit Agreement (as defined below), each of which is a debtor and debtor-in-possession in a case pending under chapter 11 of the Bankruptcy Code, each of the FINANCIAL INSTITUTIONS from time to time party hereto, JPMORGAN CHASE BANK, as Administrative Agent, CITIGROUP GLOBAL MARKETS INC., as Syndication Agent, and J.P. MORGAN SECURITIES INC. and CITIGROUP GLOBAL MARKETS INC., as Joint Bookrunners and Co-Lead Arrangers, and CITICORP NORTH AMERICA, INC., as Collateral Agent.

W I T N E S S E T H :

WHEREAS, certain of the parties hereto have heretofore entered into an Amended and Restated Credit and Guaranty Agreement dated as of August 26, 2002 (as amended and in effect immediately prior to the effectiveness of this Amended and Restated DIP Credit Agreement, the "Existing DIP Credit Agreement"); and

WHEREAS, the parties hereto desire to amend the Existing DIP Credit Agreement and the Amended and Restated Security and Pledge Agreement (as defined below) as set forth herein and to restate the Existing DIP Credit Agreement in its entirety to read as set forth in the Existing DIP Credit Agreement with the amendments specified below.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1.    Amendment and Restatement of Existing DIP Credit Agreement.    The parties hereto hereby agree that upon their execution and delivery of this Amended and Restated DIP Credit Agreement and subject to the other terms and conditions set forth herein, including the terms and conditions set forth in Section 27 hereof with respect to the effectiveness of this Amended and Restated DIP Credit Agreement, the Existing DIP Credit Agreement shall be amended and restated in its entirety and that from and after the Restatement Effective Date (as defined in Section 27 below), the terms and conditions set forth in the Existing DIP Credit Agreement, after giving effect to the amendments to the terms and conditions thereof that are set forth herein, which terms and conditions are incorporated by reference herein and form a part hereof, shall be the terms and conditions of this Amended and Restated DIP Credit Agreement and shall be binding upon all parties hereto, subject to the terms hereof.

Section 2.    Defined Terms; References.    Unless otherwise specifically defined herein, each term used herein which is defined in the Existing DIP Credit Agreement has the meaning assigned to such term in the Existing DIP Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Existing DIP Credit Agreement shall, after the Restatement Effective Date, refer to this Amended and Restated DIP Credit Agreement.

Section 3.    Extension of Maturity Date.    The definition of "Maturity Date" in Section 1.01 of the Existing DIP Credit Agreement is amended by changing the date specified therein from "June 25, 2004" to "March 31, 2005."

Section 4.    Increase in Amount of Shared Capital Expenditures.    The definition of "Capital Expenditures" in Section 1.01 of the Existing DIP Credit Agreement is amended by changing the aggregate amount of Shared Capital Expenditures that may be incurred by any Loan Party in the Seven A Borrower Group for the period starting on May 1, 2003 and ending on the Maturity Date, which amount is set forth in clause (ii) of such definition, from "50,000,000" to "150,000,000."

Section 5.    Amendment of Commitment Fee Rate.    The table set forth in the definition of "Commitment Fee Rate" in Section 1.01 of the Existing DIP Credit Agreement is amended to read in its entirety as follows:

Utilization	Rate
Utilization 33.3%	0.75%
Utilization ≥33.3% but ≤66.6%	0.62	5%
Utilization > 66.6%	0.50%

Section 6.    Decrease in Applicable L/C Fee Rate.    The definition of "Applicable L/C Fee Rate" in Section 1.01 of the Existing DIP Credit Agreement is amended to read in its entirety as follows:

""Applicable L/C Fee Rate" shall mean a rate per annum equal to 2.50%."

Section 7.    Decrease in the Applicable Margin.    The definition of "Applicable Margin" in Section 1.01 of the Existing DIP Credit Agreement is amended to read in its entirety as follows:

""Applicable Margin" shall mean, on any date, (i) with respect to any Eurodollar Loan, a rate per annum equal to 2.50%, and (ii) with respect to any ABR Loan, a rate per annum equal to 1.50%."

Section 8.    Definition Of Cash Management Separation.    The definition of "Cash Management Separation" in Section 1.01 of the Existing DIP Credit Agreement is amended by replacing the words "Initial Majority DIP Lenders" contained in the fourth and fifth lines thereto and in the eighth line thereto with the words "Required DIP Lenders".

Section 9.    Change in Citigroup Entities.    (a) Section 1.01 of the Existing DIP Credit Agreement is amended by the addition of the following definitions:

""CGMI" shall mean Citigroup Global Markets Inc. and its successors."

""CNAI" shall mean Citicorp North America, Inc. and its successors."

(b) Each of the definitions of "Co-Lead Arrangers" and "Syndication Agent" in Section 1.01 of the Existing DIP Credit Agreement is amended to replace the term "SSB" contained therein with the term "CGMI".

(c) The definition of "Collateral Agent" in Section 1.01 of the Existing DIP Credit Agreement is amended to replace the term "CUSA" contained therein with the term "CNAI".

(d) Section 10.01 of the Existing DIP Credit Agreement is amended to (i) replace the words "Citicorp USA, Inc." contained in the ninth line thereof with the words "Citicorp North America, Inc.", (ii) replace the words "Citicorp USA, Inc." contained in the tenth line thereof with the words "Citigroup Global Markets Inc." and (iii) replace the words "Salomon Smith Barney Inc." contained in the thirteenth line thereof with the words "Citigroup Global Markets Inc."

Section 10.    Definition Of Extension Order.    Section 1.01 of the Existing DIP Credit Agreement is amended by the addition of the following definition:

""Extension Order" shall have the meaning set forth in Section 4.03(d)."

Section 11.    Definition Of Orders.    The definition of "Orders" in Section 1.01 of the Existing DIP Credit Agreement is amended to read in its entirety as follows:

""Orders" shall mean the Interim Order, the Final Order and the Extension Order of the Bankruptcy Court referred to in Sections 4.01(b) and 4.03(d)."

Section 12.    Definition of Letter of Credit Sublimit.    (a) The definition of "Letter of Credit Sublimit" in Section 1.01 of the Existing DIP Credit Agreement is amended to read in its entirety as follows:

""Letter of Credit Sublimit" shall mean, at any time, with respect to any Borrower, the lesser of (i) the amount set forth in Annex F attached hereto under the column "Letter of Credit Sublimit" opposite such Borrower's name and (ii) such Borrower's Borrowing Limit at such time."

(b) An Annex F to the Existing DIP Credit Agreement is added to read in its entirety as set forth on Annex F attached hereto.

Section 13.    Definition of Tranche B Fixed Return Rate.    The definition of "Tranche B Fixed Return Rate" in Section 2.02(h) of the Existing DIP Credit Agreement is amended by replacing the parenthetical clause "(the Applicable Margin with respect to Eurodollar Loans - 0.25%)" contained in the fifth and sixth lines thereto with the parenthetical clause "(the Applicable Margin with respect to Eurodollar Loans)".

Section 14.    Change in Letters of Credit Provision.    Section 2.04(d) of the Existing DIP Credit Agreement shall be amended by replacing the first sentence thereof with the following sentences:

"No Letter of Credit shall expire later than the later of (x) the Maturity Date and (y) May 31, 2005; provided that if the Maturity Date shall occur earlier than May 31, 2005 and any Letter of Credit shall be outstanding on the Maturity Date, each applicable Borrower shall, at or prior to the Maturity Date, (i) cause all Letters of Credit of such Borrower which expire after the Maturity Date to be returned to the Fronting Bank undrawn and marked "cancelled" or (ii) if such Borrower is unable or elects not to do so in whole or in part, either (x) provide a "back-to-back" letter(s) of credit to the applicable Fronting Bank in form and substance reasonably satisfactory to such Fronting Bank and the Administrative Agent, issued by a bank reasonably satisfactory to such Fronting Bank and the Administrative Agent, and in an amount equal to at least 105% of the then undrawn stated amount of all Letters of Credit of such Borrower issued by such Fronting Bank that are to remain outstanding following the Maturity Date in accordance with the terms hereof and/or (y) deposit cash in an account maintained by or, if necessary opened by, such Borrower with the applicable Fronting Bank in an amount equal to 105% of the then undrawn stated amount of all outstanding Letters of Credit of such Borrower issued by such Fronting Bank that are to remain outstanding following the Maturity Date in accordance with the terms hereof, in each case, to serve as collateral security for such Borrower's Reimbursement Obligations under all such Letters of Credit, it being understood and agreed that such "back-to-back" letter(s) of credit shall be returned undrawn and marked "cancelled" and/or such cash shall be remitted to such Borrower, in each case, upon the expiration, cancellation or other termination or satisfaction of such Reimbursement Obligations and the other Obligations of such Borrower with respect to such Letters of Credit (other than contingent indemnification obligations in respect of which no claims giving rise thereto have been asserted). With respect to each Letter of Credit that remains outstanding after the Maturity Date, (A) and notwithstanding any terms of this Agreement to the contrary, including, without limitation, Sections 2.04(g), 2.04(h) and 2.04(i), so long as the applicable Borrower is in compliance with the requirement set forth in the proviso to the preceding sentence regarding such Letter of Credit, no DIP Lender other than the applicable Fronting Bank shall have any rights or obligations (including without limitation, any participation right or obligation) with respect to draws made under such Letter of Credit after the Maturity Date and (B) and subject to clause (A) above, the other terms and conditions set forth in this Agreement which are applicable to such Letter of Credit shall remain in full force and effect until the expiration, cancellation or other termination or satisfaction of the Reimbursement Obligations and other Obligations of the applicable Borrower with respect to such Letter of Credit (other than contingent indemnification obligations in respect of which no claims giving rise thereto have been asserted)."

Section 15.    Amendments to Certain Reduction Event Provisions.    (a) Section 2.14(a)(i)(y) of the Existing DIP Credit Agreement is amended by replacing the words "Initial Majority DIP Lenders" contained in the third and fourth lines thereto with the words "Co-Lead Arrangers".

(b) Section 2.14(a)(ii)(x) of the Existing DIP Credit Agreement is amended by deleting the words "to which such Joint and Several Loan Party belongs" contained in the second and third lines thereto.

(c) Section 2.14(a)(ii)(y) of the Existing DIP Credit Agreement is amended by replacing the words "Initial Majority DIP Lenders" contained in the second line thereto with the words "Co-Lead Arrangers".

Section 16.    Amendments to Certain Representations and Warranties of the Loan Parties.    (a) Section 3.01 of the Existing DIP Credit Agreement is amended by adding the phrase "and the Extension Order" immediately following the parenthetical phrase "(or the Final Order, when applicable)" set forth in clauses (iii) and (iv) thereof.

(b) Section 3.02 of the Existing DIP Credit Agreement is amended by adding the phrase "and the Extension Order" immediately following the parenthetical phrase "(or the Final Order, when applicable)" set forth in the (i) second line thereof and (ii) two final sentences thereof.

(c) The second sentence of Section 3.09 of the Existing DIP Credit Agreement is amended to read in its entirety as follows:

"On or prior to any Credit Event, the Interim Order or the Final Order, as the case may be, and the Extension Order will have been entered and as of the date of such Credit Event, the Interim Order or the Final Order, as the case may be, and the Extension Order will not have been amended, stayed, vacated or rescinded."

Section 17.    Change in Conditions Precedent to Each Credit Event.    (a) Section 4.03(d) of the Existing DIP Credit Agreement is amended to add the following sentence at the end thereof:

"An order of the Bankruptcy Court approving the Second Amended and Restated Credit and Guaranty Agreement, dated as of May __, 2004, among the Loan Parties and the lenders and agents party thereto, in substantially the form of Exhibit H (the "Extension Order") and reasonably acceptable to the Co-Lead Arrangers, shall be in full force and effect, and shall not have been stayed, reversed, modified or amended in any respect without the prior written consent of the Co-Lead Arrangers; and if the Extension Order is the subject of a pending appeal in any respect, neither the occurrence of any Credit Event nor the performance by any Loan Party of any of their respective obligations under any of the Loan Documents shall be the subject of a presently effective stay pending appeal."

(b) An Exhibit H to the Existing DIP Credit Agreement is added to read in its entirety as set forth on Exhibit H attached hereto.

Section 18.    Amendments to Certain Events Of Default.    Section 7.01(i) of the Existing DIP Credit Agreement is amended to read in its entirety as follows:

"(i) an order of the Bankruptcy Court shall be entered reversing, amending, supplementing, staying for a period in excess of ten (10) days, vacating or otherwise modifying any of the Orders or terminating the use of cash collateral by the Loan Parties pursuant to the Orders; or".

Section 19.    Appointment of Successor Collateral Agent.    Pursuant to Section 8.10 of the Existing DIP Credit Agreement, (i) Citicorp USA, Inc. hereby resigns as the collateral agent under the Loan Documents, (ii) each DIP Lender hereby appoints Citicorp North America, Inc. as the successor collateral agent under the Loan Documents, (iii) the Borrowers hereby acknowledge that such appointment is reasonably satisfactory to them, and (iv) Citicorp North America, Inc. hereby accepts such appointment as the collateral agent under the Loan Documents, in each case, effective as of the Restatement Effective Date.

Section 20.    Change in Borrowing Limits.    Part I of Annex E to the Existing DIP Credit Agreement is replaced in its entirety by Part I of Annex E attached hereto.

Section 21.    Change in Financial Covenant Levels.    Part II of Annex E to the Existing DIP Credit Agreement is replaced in its entirety by Part II of Annex E attached hereto.

Section 22.    Acknowledgement of Existing Waivers.    Each DIP Lender hereby acknowledges and agrees that any and all Existing Waivers shall continue to remain in full force and effect on and after the Restatement Effective Date and shall be binding upon and be enforceable against all of the DIP Lenders hereunder. "Existing Waivers" means all waivers (whether in respect of compliance with the terms of, Defaults or Events of Defaults under, or other matters pertaining to, the Existing DIP Credit Agreement) granted by the DIP Lenders under the terms of the Existing DIP Credit Agreement prior to the Restatement Effective Date.

Section 23.    New DIP Lenders, Extending DIP Lenders and Exiting DIP Lenders.    (a) With effect from and including the Restatement Effective Date, (i) each Person listed on the signature pages hereof that is not a party to the Existing DIP Credit Agreement (each, a "New DIP Lender") shall become a DIP Lender on the terms and subject to the conditions set forth in this Amended and Restated DIP Credit Agreement, (ii) each Person who, immediately prior to the Restatement Effective Date, was a DIP Lender under the terms of the Existing DIP Credit Agreement, and whose name is set forth on the signatures pages hereof (each, an "Extending DIP Lender") shall continue to be a DIP Lender on the terms and subject to the conditions set forth in this Amended and Restated DIP Credit Agreement and (iii) each Person who, immediately prior to the Restatement Effective Date, was a DIP Lender under the terms of the Existing DIP Credit Agreement, but whose name is not set forth on the signatures pages hereof (each, an "Exiting DIP Lender") shall, subject to the terms hereof, cease to be a DIP Lender and shall not be a party to, or otherwise have any rights or be subject to any obligations under, this Amended and Restated DIP Credit Agreement.

(b) On the Restatement Effective Date, (i) Annex A to the Existing DIP Credit Agreement shall be replaced in its entirety by Annex A attached hereto, with the Tranche A Commitment of each Extending DIP Lender and each New DIP Lender whose name is set forth on said Annex A attached hereto being the amount set forth opposite the name of such Tranche A DIP Lender thereon, (ii) Annex D to the Existing DIP Credit Agreement shall be replaced in its entirety by Annex D attached hereto, with the Tranche B Credit-Linked Deposit Amount of each Extending DIP Lender and each New DIP Lender whose name is set forth on said Annex D attached hereto being the amount set forth opposite the name of such Tranche B DIP Lender thereon, subject in the case of clauses (i) and (ii) immediately above, to the reduction of the Tranche A Commitments of the Tranche A DIP Lenders and/or the reduction of the Tranche B Credit-Linked Deposit Amount of the Tranche B DIP Lenders in accordance with and subject to the terms of this Amended and Restated DIP Credit Agreement and (iii) the Tranche A Commitment and the Tranche B Credit-Linked Deposit Amount of each Exiting DIP Lender shall be $0. From and after the Restatement Effective Date, each Extending DIP Lender and each New DIP Lender that has a Tranche A Commitment or a Tranche B Credit-Linked Deposit Amount in excess of $0, in each case as set forth on Annex A or Annex D attached hereto, shall from time to time fund Loans and participate in Letters of Credit (including the funding of the Loans and the participations in the Letters of Credit contemplated by Section 23(c) below), on the terms and subject to the conditions set forth in this Amended and Restated DIP Credit Agreement, including that the conditions to borrowing under this Amended and Restated DIP Credit Agreement are met on the date of such Borrowing.

(c) On the Restatement Effective Date, the Borrowers shall repay the Loans of, and shall cause the Administrative Agent to cancel all participations in Letters of Credit by, each Exiting DIP Lender and, if necessary due to the modified commitments set forth on Annex A and Annex D hereto (and then only to the extent necessary), any Extending DIP Lenders, and the Extending DIP Lenders and the New DIP Lenders shall, provided that all of the conditions to funding set forth in this Amended and Restated DIP Credit Agreement have been satisfied or waived on such date, make (or continue, in the case of Extending DIP Lenders) Tranche A Loans and deposit (or keep on deposit, in the case of Extending DIP Lenders) amounts in such DIP Lender's Tranche B Credit-Linked Account and shall assume participations (or continue participations, in the case of Extending DIP Lenders) in outstanding Letters of Credit such that, effective as of the Restatement Effective Date, (i) the aggregate amount of outstanding Tranche A Loans and Tranche B Loans and the aggregate participation in all outstanding Letters of Credit, in each case, attributable to any Exiting DIP Lender shall be $0, (ii) the aggregate amount of Tranche A Loans and Tranche B Loans of the Extending DIP Lenders and the New DIP Lenders under this Amended and Restated DIP Credit Agreement, after giving effect to any Tranche A Loans made by any Extending DIP Lender or New DIP Lender and any amounts funded by any Extending DIP Lender or any New DIP Lender into its Tranche B Credit-Linked Account, each on the Restatement Effective Date as contemplated hereby, shall be as set forth in Schedule 23.1 attached hereto and (iii) the participations of the Extending DIP Lenders and the New DIP Lenders in outstanding Letters of Credit under the Amended and Restated DIP Credit Agreement, after giving effect to any participations in Letters of Credit assumed by the

Extending DIP Lenders or the New DIP Lenders, in each case on the Restatement Effective Date as contemplated hereby, shall be as set forth in Schedule 23.2 attached hereto.

(d) If any prepayment of Loans is made pursuant to Section 23(c), the Borrowers agree to reimburse each applicable DIP Lender, including each Exiting DIP Lender, for any funding losses incurred in connection therewith that are required to be paid by the Loan Parties pursuant to the terms of the Existing DIP Credit Agreement.

(e) Subject to the terms and conditions hereof, the transactions contemplated by this Section 23 shall be consummated on the Restatement Effective Date on the terms set forth herein, notwithstanding any term in the Existing DIP Credit Agreement, including without limitation, any term set forth in Article 2 thereof, that would otherwise prohibit or restrict the consummation of such transactions on the terms set forth herein, with all such terms and conditions that would otherwise prohibit or restrict the consummation of the transactions contemplated hereby being waived.

Section 24.    Amendment of the Amended and Restated Security and Pledge Agreement.    Section 15(a) of the Amended and Restated Security and Pledge Agreement shall be amended by adding the following proviso immediately after the "finally" clause contained therein:

"provided that any cash held as collateral security for a Loan Party's Reimbursement Obligations with respect to any Letter of Credit outstanding after the Maturity Date in accordance with the first sentence of Section 2.04(d) of the Amended and Restated DIP Credit Agreement ("Extended L/C Obligations") shall be applied first to pay the unpaid interest accrued on the Secured Obligations of such Loan Party constituting Extended L/C Obligations, until payment in full of all such interest shall have been made, second to pay the unpaid principal of such Extended L/C Obligations (or provide for the payment thereof pursuant to Section 15(b)), until payment in full of the principal of all such Extended L/C Obligations of such Loan Party shall have been made (or so provided for), and thereafter shall be applied in accordance with the provisions set forth above."

Section 25.    Representations of Loan Parties.    Subject to the terms of Section 3.15 of the Existing DIP Credit Agreement, each Loan Party represents and warrants that (i) the representations and warranties of the Loan Parties set forth in the Loan Documents will be true and correct in all material respects on and as of the Restatement Effective Date with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (which shall be true and correct in all material respects on and as of such earlier date) and (ii) no Default will have occurred and be continuing on such date.

Section 26.    Governing Law.    THIS AMENDED AND RESTATED DIP CREDIT AGREEMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

Section 27.    Counterparts; Effectiveness.    This Amended and Restated DIP Credit Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amended and Restated DIP Credit Agreement shall become effective on the date (the "Restatement Effective Date") when:

(a) the Administrative Agent shall have received from each of the Loan Parties and the DIP Lenders (other than any Exiting DIP Lender) a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof (and the DIP Lenders as to which the Administrative Agent shall have received such counterparts or such confirmation shall constitute the Super-Majority DIP Lenders under the Existing DIP Credit Agreement as in effect immediately prior to the effectiveness of this Amended and Restated DIP Credit Agreement);

(b) the Administrative Agent shall have received an opinion of Willkie Farr & Gallagher LLP, counsel for the Loan Parties, dated the Restatement Effective Date in form and substance reasonably satisfactory to the Co-Lead Arrangers;

(c) all fees payable pursuant to the terms of that certain fee letter, dated May     , 2004, among certain of the Loan Parties and certain of the financial institutions party hereto shall have been paid in full;

(d) any Commitment Fee which is accrued and unpaid (whether due to an Exiting DIP Lender or an Extending DIP Lender) as of the Restatement Effective Date under the terms of the Existing DIP Credit Agreement shall have been paid in accordance with Section 2.22 thereof;

(e) any fee payable in respect of any issued and outstanding Letter of Credit (whether due to an Exiting DIP Lender or an Extending DIP Lender) that is accrued and unpaid as of the Restatement Effective Date under the terms of the Existing DIP Credit Agreement shall have been paid in accordance with Section 2.22 thereof;

(f) the Administrative Agent shall have received from each of the Loan Parties and the Collateral Agent a counterpart of Amendment No. 1 to the Amended and Restated Security and Pledge Agreement, dated the Restatement Effective Date, which sets forth the provisions set forth in Section 24 hereof; and

(g) the DIP Lenders shall have received a certified copy of the Extension Order, reasonably acceptable to the Co-Lead Arrangers, which (i) shall have been entered with the consent or non-objection of a preponderance of the Pre-Petition Lenders (as determined in the reasonable discretion of the Co-Lead Arrangers after consultation with the Parent) upon an application or motion of the Loan Parties reasonably satisfactory in form and substance to the Co-Lead Arrangers, on such prior notice to such parties (including the Pre-Petition Lenders) as may in each case be reasonably satisfactory to the Co-Lead Arrangers, (ii) shall be in full force and effect and (iii) shall not have been stayed, reversed, modified or amended in any respect;

provided that the amendments set forth in Sections 8, 15(a) and 15(c) shall not become effective until the Administrative Agent shall have received executed counterparts hereof (or written confirmations thereto) from Initial DIP Lenders having Tranche A Commitments in excess of 66 2/3% of the Tranche A Commitments held by the Initial DIP Lenders that are Extending DIP Lenders.

The Administrative Agent shall promptly notify the Loan Parties, the DIP Lenders, including any Exiting DIP Lender, of the effectiveness of this Amended and Restated DIP Credit Agreement, and such notice shall be conclusive and binding on all parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated DIP Credit Agreement to be duly executed as of the date first above written.